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                                                                   EXHIBIT 10.10

                       ASSUMPTION AND SECOND AMENDMENT TO
                 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

         THIS ASSUMPTION AND SECOND AMENDMENT (this "AMENDMENT") made this 8th day of December, 1999, is by and among O'CHARLEY'S INC., a Tennessee corporation ("ORIGINAL BORROWER"), OCI, INC., a Delaware corporation ("OCI"), O'CHARLEY'S SPORTS BAR, INC., an Alabama corporation ("SPORTS BAR"), AIR TRAVEL SERVICES, INC., a Tennessee corporation ("AIR TRAVEL"), O'CHARLEY'S MANAGEMENT COMPANY, INC., a Tennessee corporation ("MANAGEMENT COMPANY"), DFI, INC., a Tennessee corporation ("DFI"), O'CHARLEY'S RESTAURANT PROPERTIES, LLC, a Delaware limited liability company, ("RESTAURANT PROPERTIES"; individually, OCI, Sports Bar, Air Travel, Management Company, DFI and Restaurant Properties are sometimes referred to herein as an "ADDITIONAL BORROWER" and when referencing two or more of such entities, they are sometimes referred to herein as "ADDITIONAL BORROWERS"); O'Charley's Service Company, Inc., a Tennessee corporation ("NEW BORROWER"), the Original Borrower, the Additional Borrowers and the New Borrower are sometimes referred to herein, individually and collectively, as a "BORROWER" and the "Borrowers"), each of the undersigned Banks, BANK OF AMERICA, N.A., a national banking association, successor by merger to NationsBank, N.A., as a Bank and as Co-Agent, and FIRST AMERICAN NATIONAL BANK, a national banking association ("AGENT") as a Bank and as Agent for the Banks.

                                    RECITALS:

         Pursuant to that certain Amended and Restated Revolving Credit and Security Agreement, dated as of December 8, 1997, as amended by that certain Assumption Agreement and Amendment to Amended and Restated Revolving Credit Agreement dated December 7, 1998 (as amended, the "AGREEMENT"), the Banks and Bank One, N.A. ("BANK ONE") made certain loans to the Original Borrower and the Additional Borrowers. Capitalized terms not otherwise defined herein shall have the same meaning as in the Agreement. The Original Borrower and the Additional Borrowers have requested that the Banks restructure such loans to add the New Borrower as a Borrower under the credit facility governed by the Agreement, to increase the Commitment of several of the Banks in order to pay in full the amounts owing to Bank One under the Loan Documents and to extend the Loan Termination Date of Facility A and Facility B and the Swingline Facility, and the Banks are willing to do so, subject, among other things, to execution of this Agreement which includes, among other things, amendments to certain terms of the Loan and to add an additional financial covenant.

         NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. The New Borrower hereby joins in and assumes each of the obligations, covenants and conditions set forth in the Agreement, as hereby amended, and agrees to be bound by all of the terms thereof and further assumes and agrees to pay, jointly and severally with the Original Borrower and the Additional Borrowers, the indebtedness evidenced by the Notes and other Obligations.

         2. Section 1 of the Agreement entitled "DEFINITIONS" is hereby amended by adding or amending the following definitions:

                  "Adjusted Fund Debt" means the Borrower's Funded Debt plus eight (8) times the applicable Operating Lease Expense.

                  "Adjusted Funded Debt to EBITDAR Ratio" means Borrower's Adjusted Funded Debt divided by EBITDAR.

                  "Borrowers" or "Borrower" means O'Charley's Inc., OCI, Inc., O'Charley's Sports Bar, Inc., Air Travel Services, Inc., DFI, Inc., O'Charley's Restaurant Properties, LLC and O'Charley's Service Company, Inc., individually and/or collectively.

                  "Co-Agent" means Bank of America, N.A., successor by merger to NationsBank of Tennessee, N.A.


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                  "EBITDAR" means net earnings before interest expense, taxes, depreciation, amortization expense and Rental Expense, less any extraordinary income generated from nonrecurring events or from events not directly related to restaurant operations.

                  "Loan Termination Date" means the earlier of (i) the occurrence of an Event of Default which is not waived by the Agent in accordance with the terms of this Agreement, or (ii) (A) November 30, 2002, in the case of Facility A, (B) December 6, 2000, in the case of Facility B (or such later date as may be agreed to by the Banks pursuant to Section 2.9 of this Agreement), or (C) November 30, 2002, in the case of the Swingline Facility.

                  "Note" means any of the promissory note or notes dated December 9, 1997 and dated December 8, 1999, as applicable, and delivered to the Banks in connection with the execution of the Agreement and the Swingline Note, including any amendment, modification, renewal, extension, or replacement thereof, and "Notes" means the Notes of each of the Banks collectively.

         3. The last sentence of section 2.1(A) of the Agreement is hereby amended in its entirety to read as follows:

                  The maximum Commitment of each of the Banks and its respective percentage of the Total Commitments (the "COMMITMENT PERCENTAGE") of each Bank are as follows:

         Bank                            Commitment Amount                 Commitment Percentage
         ----                            -----------------                 ---------------------
                                         Facility A       Facility B
                                         ----------       ----------
         First American National
           Bank                          22,750,000        9,750,000             32.5%
         Bank of America, N.A.           22,750,000        9,750,000             32.5%
         Mercantile Bank
           National Association          10,500,000        4,500,000             15%
         First Union National
           Bank                          14,000,000        6,000,000             20%

         4. The first sentence of Section 2.1(B) of the Agreement is hereby amended in its entirety as follows:

         The Loans shall be evidenced by (i) the $22,750,000 Note of Borrower to First American National Bank for Facility A and the $9,750,000 Note of Borrower to First American National Bank for Facility B, (ii) the $22,750,000 Note of Borrower to Bank of America, N.A. for Facility A and the $9,750,000 Note of Borrower to Bank of America, N.A. for Facility B, (iii) the $10,500,000 Note of Borrower to Mercantile Bank National Association for Facility A and the $4,500,000 Note of Borrower to Mercantile Bank National Association for Facility B, and (iv) the $14,000,000 Note of Borrower to First Union National Bank for Facility A and the $6,000,000 Note of Borrower to First Union National Bank for Facility B, which Notes are substantially in the form of Exhibit D-1 attached hereto, with each Note payable in accordance with its terms.

         5. The first sentence of Section 2.2(A) of the Agreement is hereby amended in its entirety to read as follows:

         The Borrower shall give the Agent irrevocable notice (a "BORROWING NOTICE") not later than 10:00 a.m., Nashville time one (1) Business Day prior to any requested disbursement of Loans (other than Eurodollar Loans), or 1:00 p.m. Nashville time three (3) Business Days prior to any requested disbursement of a Eurodollar Loan.

         6.       The Agreement is hereby amended by adding the following
Section 2.14 and Section 2.15 immediately following Section 2.13 contained therein:

                  Section 2.14.  Funding Losses.

                  Borrowers shall compensate each Bank, upon its written request to Borrowers (which request shall set forth the basis for requesting such amounts in reasonable detail and which request shall be made in good


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         faith and, absent manifest error, shall be final, conclusive and binding upon all of the parties hereto), for all actual losses, expenses and liabilities (including, without limitation, any interest paid by such Bank to lenders of funds borrowed by it to make or carry its Eurodollar Loans to the extent not recovered by such Bank in connection with the re-employment of such funds but excluding loss of anticipated profits), which the Bank may sustain: (i) if for any reason (other than a default by such Bank) a borrowing of, or conversion to or continuation of, Eurodollar Loans to Borrowers does not occur on the date specified therefor in a Borrowing Notice, any notice of conversion or notice of continuation to a Eurodollar Loan (whether or not withdrawn), (ii) if any repayment (including mandatory prepayments and any conversions) of any Eurodollar Loans to Borrowers occurs on a date which is not the last day of a Eurodollar Interest Period applicable thereto, or (iii) if, for any reason, Borrowers default in their obligation to repay their Eurodollar Loans when required by the terms of this Agreement.

                  Section 2.15. Assumptions Concerning Funding of Eurodollar Loans.

                  Calculation of all amounts payable to a Bank under this
         Article 2 shall be made as though that Bank had actually funded its relevant Eurodollar Loans through the purchase of deposits in the relevant market bearing interest at the rate applicable to such Eurodollar Loans in an amount equal to the amount of the Eurodollar Loans and having a maturity comparable to the relevant Eurodollar Interest Period and through the transfer of such Eurodollar Loans from an offshore office of that Bank to a domestic office of that Bank in the United States of America; provided, however that each Bank may fund each of its Eurodollar Loans in any manner it sees fit and the foregoing assumption shall be used only for calculation of amounts payable under this Article 2.

         7. The second sentence of Section 2.4(A) is hereby deleted in its entirety.

         8. Subsection (R) of Section 4.1 of the Agreement is hereby amended in its entirety to read as follows:

                  (R) O'Charley's Inc. owns 100% of the issued and outstanding stock of OCI, Inc., O'Charley's Sports Bar, Inc., Air Travel Services, Inc., O'Charley's Management Company, Inc., DFI, Inc. and O'Charley's Service Company, Inc. and DFI, Inc. owns 100% of the outstanding membership interests of O'Charley's Restaurant Properties, LLC. Except as set forth in the preceding sentence, none of the Borrowers owns an interest in any Person.

         9. Subsection (F) of Section 5.1 of the Agreement is hereby amended in its entirety to read as follows:

                  (F) The Borrower will maintain:

                  (1) a Fixed Charge Coverage Ratio of greater than 2.25 to 1, calculated quarterly on a rolling four (4) quarter basis.

                  (2) an Adjusted Debt to Capitalization Ratio of less than or equal to 59% at all times.

                  (3) a Funded Debt to EBITDA Ratio of less than 2.50 to 1, calculated quarterly with EBITDA computed on a rolling four (4) quarter basis.

                  (4) an Adjusted Funded Debt to EBITDAR Ratio of less than 3.25 to 1, calculated quarterly with EBITDAR computed on a rolling four (4) quarter basis.

         All financial covenants shall be tested on a consolidated basis and calculated in accordance with GAAP, except as otherwise noted.

         10. Subsection (N) of Section 5.1 of the Agreement is hereby amended in its entirety to read as follows:



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                  (N) On or before January 31, 2000, the Borrowers will deliver to Agent a Certificate of Existence issued by the Tennessee Secretary of State evidencing that all fees, taxes and penalties owed to the State of Tennessee and affecting the existence of the Original Borrower have been paid.

         11. Section 6.1(C) of the Agreement is hereby amended by deleting the reference to Section 5.1(M) contained therein and substituting in lieu thereof the reference to Section 5.1(K).

         12. The first sentence of Section 7.1 of the Agreement is hereby amended in its entirety to read as follows:

         With respect to all funds advanced hereunder or under the Notes, First American National Bank, Bank of America, N.A., Mercantile Bank National Association, and First Union National Bank shall be obligated to advance, in the aggregate under Facilities A and B, $32,500,000; $32,500,000, $15,000,000, and $20,000,000, respectively, and each such
         Bank shall own a corresponding undivided interest in this Agreement.

         13. Section 8.5 of the Agreement is hereby amended in its entirety read as follows:

         Section 8.5.  Notices.

                  Any notices or consents required or permitted by this Agreement shall be in writing and shall be deemed delivered in person, or when sent by certified mail, postage prepaid, return receipt requested or by overnight courier service, to the address as follows, unless such address is changed by written notice hereunder:

                  (A)      If to the Borrower:

                           O'Charley's Inc.
                           P.O. Box 291809
                           Nashville, TN  37229
                           Attn:  Chad Fitzhugh, Chief Financial Officer

                           cc:      J. Page Davidson, Esq.
                                    Felix Dowsley, Esq.
                                    Bass, Berry & Sims, PLC
                                    First American Center
                                    Nashville, TN  37229

                  (B)      If to the Agent:

                           First American National Bank
                           First American Center
                           Nashville, TN  37237-0202
                           Attn:  Mary Buckner, Sr. Vice President

                           cc:      Cynthia N. Sellers, Esq.
                                    Farris, Warfield & Kanaday, PLC
                                    424 Church Street, Suite 1800
                                    Nashville, TN  37219

                  (C)      If to Co-Agent:

                           Bank of America, N.A.
                           One Bank of America Plaza
                           414 Union Street
                           Nashville, TN  37239
                           Attn: William Diehl



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                  (D)      If to the Banks:

                           First American National Bank
                           First American Center
                           Nashville, TN  37237-0202
                           Attn: Ken Dobbins, Sr. Vice President

                           Bank of America, N.A.
                           One Bank of America Plaza
                           414 Union Street
                           Nashville, TN  37239
                           Attn: William Diehl

                           Mercantile Bank National Association
                           One Mercantile Center, Tram 12-3
                           721 Locust Street
                           St. Louis, MO 63101
                           Attn: Eric J. Hartman, Assistant Vice President

                           First Union National Bank
                           301 South College Street, TW-10
                           Charlotte, NC 28288-0745
                           Attn: Mary J. Amatore, Vice President

         14. The first sentence of the second paragraph of Section 8.8 of the Agreement is hereby amended in its entirety to read as follows:

                  Notwithstanding any other provision of this Agreement, the Borrower understands that any Bank may at any time enter into participation agreements with one or more participating financial institutions whereby such Bank will allocate certain percentages of its outstanding Loans and/or Commitment to such financial institution or financial institutions.

         15. All references to "NationsBank, N.A." or "NationsBank of Tennessee, N.A." in the Agreement are amended to read "Bank of America, N.A."

         16. All references to Bank One, N.A. in the Agreement are hereby deleted.

         17. Fees. In connection with the increased Commitments of the Banks in connection with Facility A and Facility B and the extension of Facility B, the Borrowers agree to pay to First American National Bank, Bank of America, N.A., Mercantile Bank National Association and First Union National Bank a fee in the amount of $35,000 for Facility A and $30,000 for Facility B, each to be apportioned among the Banks in accordance with their respective Commitment Percentages. In addition, the Borrowers agree to pay all reasonable out-of-pocket fees of the Agent incurred in connection with this Amendment, including, without limitation, reasonable attorneys' fees and expenses.

         18. Ratification. Subject to the terms hereof, each Borrower hereby restates and ratifies, as of the date hereof, all the representations, warranties and covenants contained in the Agreement in favor of Agent and Banks, and confirms that the terms and conditions of the Agreement, as amended hereby, remain in full force and effect and that the terms of Article 8 of the Agreement, as hereby amended, shall continue to govern the Agreement and shall govern this Amendment.

                           [Signature Pages to Follow]





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         IN WITNESS WHEREOF, the parties hereby have duly executed this
Agreement as of the day and year first above written.

AGENT:                                   BORROWER:

FIRST AMERICAN NATIONAL BANK         O'CHARLEY'S INC.

By:                                      By:
   -------------------------------           --------------------------------
Title:                                   Title:
       ---------------------------              -----------------------------

CO-AGENT:                                OCI, INC.

BANK OF AMERICA, N.A.                    By:
                                             --------------------------------
By:                                      Title:
    ------------------------------             ------------------------------
Title:
       ---------------------------       O'CHARLEY'S SPORTS BAR, INC.

                                         By:
                                             --------------------------------
                                         Title:
                                                -----------------------------

                                         AIR TRAVEL SERVICES, INC.

                                         By:
                                             --------------------------------
                                         Title:
                                                -----------------------------

                                         O'CHARLEY'S MANAGEMENT
                                         COMPANY, INC.

                                         By:
                                             --------------------------------
                                         Title:
                                                -----------------------------

                                         DFI, INC.

                                         By:
                                             --------------------------------
                                         Title:
                                                -----------------------------

                                         O'CHARLEY'S RESTAURANT
                                         PROPERTIES, LLC

                                         By:
                                             --------------------------------
                                         Title:
                                                -----------------------------

                                         O'CHARLEY'S SERVICE COMPANY, INC.

                                         By:
                                             --------------------------------

                                         Title:
                                                -----------------------------


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

BANKS:

FIRST AMERICAN NATIONAL BANK

By:
    ---------------------------------
Title:
       ------------------------------

BANK OF AMERICA, N.A.

By:
    ---------------------------------
Title:
       ------------------------------

MERCANTILE BANK NATIONAL
ASSOCIATION

By:
    ---------------------------------
Title:
       ------------------------------

FIRST UNION NATIONAL BANK

By:
    ---------------------------------
Title:
       ------------------------------


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